UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2015

CHART ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35762	45-28532218
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Chart Group, L.P. 555 5th Avenue, 19th Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 350-1150

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 5, 2015, Chart Acquisition Corp. (“Chart”) issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) providing for the combination of Chart and Tempus Applied Solutions, LLC (“Tempus”) under a new holding company called Tempus Applied Solutions Holdings, Inc. (“Tempus Holdings”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties concerning Chart’s proposed business combination with Tempus (the “Business Combination”), Tempus’ expected financial performance, as well as its strategic and operational plans. Actual events or results may differ materially from those described in this report due to a number of risks and uncertainties. These risks and uncertainties could cause actual results or outcomes to differ materially from those indicated by such forward looking-statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Chart, Tempus or others following announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of Chart, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the inability to recognize the anticipated benefits of the Business Combination; (7) the ability to obtain or maintain the listing of Tempus Holdings’ securities on NASDAQ following the Business Combination, including having the requisite number of stockholders; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Tempus may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”) by Chart or Tempus Holdings.

Readers are referred to the most recent reports filed with the SEC by Chart. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

Tempus Holdings intends to file with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4, which will include a preliminary proxy statement of Chart and a prospectus in connection with the Business Combination. Chart will mail a definitive proxy statement and other relevant documents to its stockholders. Stockholders of Chart and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Chart’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about Chart, Tempus and the Business Combination. The definitive proxy statement will be mailed to stockholders of Chart as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Chart by contacting its Secretary, Michael LaBarbera, c/o The Chart Group, L.P., 555 5th Avenue, 19th Floor, New York, New York 10017, at (212) 350-8200 or at mlab@chartgroup.com.

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In addition, the tender offer for the outstanding warrants of Chart (the “Warrant Tender Offer”) has not yet commenced. This report is not a recommendation, an offer to purchase, or a solicitation of an offer to sell warrants of Chart. At the time the Warrant Tender Offer is commenced, Chart Acquisition Group LLC, Joseph R. Wright, and Cowen Investments LLC will file a tender offer statement on Schedule TO with the SEC for such tender offer, and Chart will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Warrant Tender Offer. Chart warrant holders are strongly advised to carefully read the tender offer statement (including the offer to purchase, the letter of transmittal and the related tender offer documents) and the related solicitation/recommendation statement for the Warrant Tender Offer when it becomes available, because these documents will contain important information, including the terms of, and conditions to, such tender offer. Such materials, when prepared and ready for release, will be made available to Chart’s warrant holders at no expense to them. In addition, at such time Chart’s warrant holders will be able to obtain these documents for free from the SEC’s website at www.sec.gov.

Participants in the Business Combination

Tempus Holdings, Chart, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Chart in connection with the Business Combination. Information regarding the officers and directors of Chart is set forth in Chart’s proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on November 5, 2014. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form S-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated January 5, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2015

CHART ACQUISITION CORP.

By:	/s/ Joseph R. Wright
Name:	Joseph R. Wright
Title:	Chief Executive Officer

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Exhibit Index

Exhibit	Description

99.1	Press release, dated January 5, 2015

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